UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed in the Current Report on Form 8-K of HealthStream, Inc. (the “Company”) filed on March 16, 2015 with the U.S. Securities and Exchange Commission (the “SEC”), the Company completed the acquisition of HealthLine Systems, LLC (“HLS”) on March 16, 2015, pursuant to a definitive agreement dated February 12, 2015 (the “HLS Acquisition”). In addition, on April 14, 2015, the Company filed a Current Report on Form 8-K/A with the SEC (which was subsequently amended in a Current Report on Form 8-K/A (Amendment No. 2) filed with the SEC on May 18, 2015) for the purpose of filing the audited consolidated financial statements of HLS as of and for the years ended December 31, 2014, and 2013, and pro forma combined condensed financial information of HLS and the Company as of and for the year ended December 31, 2014, as required by Item 9.01 of Form 8-K.

This Current Report on Form 8-K provides an unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2015, so that, among other purposes, such financial information is incorporated by reference into the Company’s registration statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Unaudited pro forma combined condensed financial information of the Company and HLS for the six months ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
September 11, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Unaudited pro forma combined condensed financial information of the Company and HLS for the six months ended June 30, 2015.

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